TOEWS HEDGED HIGH YIELD BOND FUND

THHYX

(a series of Northern Lights Fund Trust)

Supplement dated December 7, 2016 to the Prospectus and Statement of Additional Information dated August 29, 2016

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Please be advised that effective December 21, 2016, the name of the Toews Hedged High Yield Bond Fund will be changed to Toews Tactical Income Fund. Consequently, all references to Toews Hedged High Yield Bond Fund in the Fund's Prospectus and Statement of Additional Information are deleted and replaced with Toews Tactical Income Fund.

The principal investment strategies and principal investment risks for the Fund have not changed. However, as points of clarification, under the sections entitled “Principal Investment Strategies” the following is added. “The Fund invests primarily in income-producing securities. The adviser employs a tactical strategy to reallocate Fund assets among a combination of income-producing securities.”

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The information in this supplement contains new and additional information beyond that in the Prospectus and Statement of Additional Information (“SAI”), both dated August 29, 2016. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.